                                                                    EXHIBIT 10.5

                    SECOND AMENDMENT TO SECURITY AGREEMENT

     THIS SECOND AMENDMENT TO SECURITY AGREEMENT is entered into as of this 1st day of February, 2000 ("Second Amendment to Security Agreement"), by and among CHANNELL COMMERCIAL CORPORATION, a Delaware corporation ("Grantor" or "Borrower"), and FLEET NATIONAL BANK ("Fleet"), as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent") for the Secured Parties (as defined in the Credit Agreement referred to below), with reference to the following facts and circumstances:

                             PRELIMINARY STATEMENTS

     (1) Borrower, certain other Grantors and Fleet have entered into that certain Security Agreement, dated May 1, 1998 (the "Original Security Agreement"), pursuant to which Grantors granted to the Secured Parties a security interest in certain Collateral described therein, in connection with, and to secure the obligations of the Grantors arising under, that certain Credit Agreement, dated as of May 1, 1998, as amended, modified or supplemented from time to time (the "Credit Agreement"), by and between Borrower, Fleet and certain banks, financial institutions and other institutional lenders. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

     (2) Pursuant to the Credit Agreement, Borrower shall pledge sixty-five percent (65%) of the stock of the each Foreign Subsidiary held by it to Fleet to secure the Secured Obligations (as defined in the Original Security Agreement).

     (3) Fleet and the Borrower desire to amend the Original Security Agreement on the terms and conditions contained herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Fleet and the Borrower hereby agree as follows:

     1. Schedule I to the Security Agreement is hereby deleted in its entirety and Schedule I attached to this Second Amendment is substituted therefor. From and after the date hereof, the term "Pledged Shares" as used in the Original Security Agreement shall include the Shares listed on Schedule I hereto, the term "Pledged Debt" as used in the Original Security Agreement shall include the debt listed on Schedule I hereto, and the term "Security Agreement" as used in the Loan Documents shall mean and include the Original Security Agreement as amended by the First Amendment to Security Agreement and Consent, dated as of October 26, 1998 (the "First Amendment to Security Agreement") and by this Second Amendment to Security Agreement.

     2. Borrower hereby grants to Administrative Agent a security interest in the Pledged Shares and certificates representing the Pledged Shares and the Pledged Debt and the Intercompany Note representing the Pledged Debt.

     3. Except as expressly modified by the First Amendment to Security Agreement and this Second Amendment to Security Agreement, the Original Security Agreement shall remain in full force and effect, without modification or impairment.

      4. THIS SECOND AMENDMENT TO SECURITY AGREEEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES). THE UNDERSIGNED HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE, IN EQUITY OR AT LAW) ARISING OUT OF THE LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

     IN WITNESS WHEREOF, the parties to this Second Amendment to Security Agreement have caused it to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                              "BORROWER"

                              CHANNEL COMMERCIAL CORPORATION, a Delaware corporation

                              By:  /s/ Gary W. Baker
                                  ---------------------------------------
                              Its: Chief Financial Officer
                                  ------------------------------------------

                              "FLEET"

                              FLEET NATIONAL BANK, as Administrative Agent

                              By:  /s/ Pauline So
                                 -------------------------------------------
                              Its: Assistant Vice President
                                  ------------------------------------------

                                   SCHEDULE I

                                 PLEDGED SHARES


-------------------------------------------------------------------------------------------------------------
                             Class            Stock Certificate           Number             Percentage of
Pledged Entity              of Stock              Number(s)             of Shares         Outstanding Shares
-------------------------------------------------------------------------------------------------------------
A.C. Egerton               Ordinary shares           T1                   6,500,000
 (Holdings) Limited        of 1 pence each                                                         65%

                           Ordinary shares           T2                      97,500
                           of  1.00 each
-------------------------------------------------------------------------------------------------------------
CC Holdings, Inc.          Common                     1                       1,000               100%
-------------------------------------------------------------------------------------------------------------


                                 PLEDGED DEBT


-------------------------------------------------------------------------------------------------------
                                                     Initial
           Pledged Instrument                   Principal Amount                   Issue Date
-------------------------------------------------------------------------------------------------------
Intercompany Note made by A.C. Egerton            $8,000,000                       February 1, 2000
(Holdings) Limited
-------------------------------------------------------------------------------------------------------